UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 15, 2024

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

AGBA GROUP HOLDING LIMITED

AGBA Tower

68 Johnston Road

Wanchai, Hong Kong SAR

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 15, 2024 (the “Closing Date”), Triller Group Inc., a Delaware corporation (formerly known as AGBA Group Holding Limited, a British Virgin Islands company) (prior to the Closing Date, “AGBA” and after the Closing Date, the “Company,” “Triller Group” or “we”), consummated the previously announced merger (the “Closing”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of August 30, 2024, as amended (the “Merger Agreement”), by and between AGBA, its wholly owned subsidiary AGBA Social Inc. (“Merger Sub”), Triller Corp., a Delaware corporation (“Triller”) and the representative of the Triller stockholders. Pursuant to the Merger Agreement, Merger Sub merged into Triller, with Triller as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).

As a result of and upon the effective time of the Merger, among other things:

(1)	A reverse share split of the ordinary shares of AGBA, par value $0.000516395 per share (“AGBA Ordinary Shares”) at the ratio of 1 to 4 (the “Reverse Share Split”) was implemented. The Company’s shares commenced trading on a split-adjusted basis on October 16, 2024 under the symbol “ILLR”;

(2)	The Company’s jurisdiction of incorporation was changed by deregistering as a business company in the British Virgin Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The Domestication is a condition to closing the Merger; and

(3)	Triller Group acquired 100% of the outstanding capital stock and conversion of all restricted stock units of Triller, in exchange for which it (i) issued 83,468,631 shares of common stock of Triller Group, par value $0.0001 per share (“Triller Group Common Stock”), to the Triller stockholders, (ii) 24,206,246 shares of Triller Group Common Stock to Triller Group Inc. as escrow agent, (iii) issued 11,801,804 shares of preferred stock of Triller Group, par value $0.0001 per share (“Triller Group Series A-1 Preferred Stock”) to the current holders of Triller preferred stock, that are affiliated with the Company’s majority shareholder, (iv) converted all existing Triller restricted stock units into 16,908,829 Triller Group restricted stock units (“Triller Group RSUs”), and reserved an aggregate of 16,908,829 shares of Triller Group Common Stock for future issuance upon the vesting of the Triller Group RSUs, and (v) adjusted an aggregate of 53,147,335 Triller warrants which are to be reissued as Triller Group warrants in replacement thereof (the “Triller Group Replacement Warrants”).

Certain material provisions of the Merger Agreement are described in AGBA’s proxy statement (the “Proxy Statement”) as Exhibit 99.1 to its current report on Form 6-K furnished with the U.S. Securities and Exchange Commission (the “SEC”) on September 5, 2024, in the section entitled “The Merger” beginning on page 12 and are incorporated herein by reference.

The foregoing descriptions of the Merger Agreement, as amended, are not complete and are subject to and qualified in their entirety by reference to the complete text of the Merger Agreement and Amendment No. 1 thereto, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Equity Incentive Plan

On September 3, 2024, the board of directors of AGBA approved the Triller Group Inc. 2024 Equity Incentive Plan (the “Incentive Plan”), subject to shareholders approval. On September 19, 2024, AGBA’s shareholders approved the Incentive Plan at the Extraordinary General Meeting of Shareholders and on October 15, 2024 (the “EGM”), the newly constituted board of directors of the Company (the “Board”) ratified the Incentive Plan. The purpose of the Incentive Plan is to encourage and enable the employees, non-employee directors and consultants of the Company and its affiliates upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units and other stock-based awards, any of which may be performance-based, and for incentive bonuses, which may be paid in cash, Triller Group Common Stock or a combination thereof, as determined by the compensation committee of the Board. No awards were granted under the Incentive Plan prior to its approval by AGBA’s shareholders.

Taking into consideration the effects of the Reverse Share Split and a forward share split conducted prior to the Merger, the aggregate number of shares of Triller Group Common Stock reserved and available for grant and issuance under the Incentive Plan is 30,998,400.

A description of the Incentive Plan is set forth in the section of the Proxy Statement filed as Exhibit 99.1 to AGBA’s current report on Form 6-K furnished with the SEC on September 5, 2024, entitled “Proposal 7: The Incentive Plan Proposal” and is incorporated herein by reference.

The foregoing description of the Incentive Plan is not complete and is subject to and qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under the “Introductory Note” above regarding the Merger is incorporated by reference into this Item 2.01.

On October 15, 2024, the Company completed the Domestication and changed its jurisdiction of incorporation from the British Virgin Islands to the State of Delaware, and changed its corporate name to “Triller Group Inc.”

On October 15, 2024, as contemplated by the Merger Agreement, the parties consummated the Merger. As a result of the Closing, Triller became a wholly-owned subsidiary of Triller Group.

In connection with the consummation of the Merger, on the Closing Date:

●	The Company issued (i) 83,468,631 shares of Triller Group Common Stock to the Triller stockholders, (ii) 24,206,246 shares of Triller Group Common Stock to Triller Group Inc. as escrow agent, (iii) 11,801,804 shares of Triller Group Series A-1 Preferred Stock to the holders of Triller preferred stock, that are affiliated with the Company’s majority shareholder and (iv) 30,851 shares of Triller Group Series B Preferred Stock to Green Nature Limited, a British Virgin Islands company that is affiliated with the Company’s majority shareholder;

●	All existing Triller restricted stock units were converted into 16,908,829 Triller Group RSUs and an aggregate of 16,908,829 shares of Triller Group Common Stock were reserved for future issuance upon the vesting of the Triller Group RSUs; and

●	An aggregate of 53,147,335 Triller warrants were adjusted, replaced by and reissued Triller Group Replacement Warrants pursuant to an independent valuation.

As of the Closing Date, and immediately following the consummation of the transactions contemplated by the Merger Agreement, the Company had approximately 154,992,185 shares of Triller Group Common Stock outstanding, subject to the final consolidation by DTCC.

The foregoing description of the transactions does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and Amendment No. 1 thereto, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

The Merger Agreement has been incorporated by reference as an exhibit to this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Triller, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

FORM 10 INFORMATION

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Exchange Act, including statements regarding the anticipated benefits of the Merger and the financial condition, results of operations, and prospects of the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of the Company, as well as assumptions made by, and information currently available to, the management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this Current Report on Form 8-K. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation:

●	challenges predicting our revenue, expenses and other operating results, which are exacerbated by our limited operating history;

●	our history of losses and uncertainty about our ability to achieve profitability;

●	our ability to successfully execute our business and growth strategy;

●	our requirements for funding to operate and grow our business and the availability (if any), cost and other terms of any financing we may seek;

●	holders of certain of our convertible securities electing to receive cash in lieu of shares of our common stock;

●	the sufficiency of our cash, cash equivalents, and marketable securities to meet our liquidity needs and other obligations;

●	our ability to increase the total number of Consumer Accounts, Events, Creators and Brands over time and generate revenue as a result of these increases;

●	our ability to accurately determine the total number of Consumer Accounts, Brands and Creators on our Technology Platform;

●	our estimates and expectations regarding our market opportunity and ability to monetize our Technology Platform;

●	our ability to attract and retain creators and other users;

●	our ability to maintain and grow relationships with Creators, users and Brands;

●	our ability to compete effectively with existing competitors and new market entrants;

●	our ability to increase the scale and efficiency of our technology infrastructure;

●	our ability to develop our Technology Platform’s AI and ML capabilities to meet the needs of our Brands, Creators, users and consumers;

●	our ability to accurately or efficiently integrate AI and ML features or functionalities of the quality or type sought by our customers;

●	our ability to anticipate and react to changes in public and consumer preferences and industry trends and technologies;

●	our ability to manage the financial risks and other risks associated with our Events business;

●	potential security incidents allowing unauthorized access to our systems or network or data regarding our users or other business partners or any incidents impacting the continuity and availability of our systems, network or data;

●	our reliance on key personnel and our ability to identify, recruit, and retain skilled personnel;

●	difficulties with and uncertainties related to the integration and realization of the expected benefits of our acquisitions;

●	the inability to capture all or part of the anticipated cost and revenue synergies from companies we have acquired and we may acquire in the future;

●	our ability to successfully defend litigation brought against us and our ability to remain solvent and pay our obligations when they come due, including under existing litigation settlement obligations and new litigation adverse judgements;

●	our ability to effectively manage our growth, whether through acquisitions or otherwise, including any international expansion;

●	our ability to protect our intellectual property rights and not infringe on the intellectual property rights of others, and any costs associated therewith;

●	the concentration of voting power among our founders who have and will continue to have substantial control over our business;

●	risks associated with our substantial indebtedness and convertible securities;

●	the effects of general industry, economic and financial market conditions; and

●	outcomes of and costs associated with legal and regulatory proceedings.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the “Risk Factors” section of this Current Report on Form 8-K and other documents to be filed by the Company from time to time with the SEC, discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC, and risk factors associated with companies, such as the Company, that operate in the financial or technology industry. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Business and Facilities

The information set forth in the section of the Proxy Statement entitled “Description of Triller’s Business” beginning on page 209 is incorporated herein by reference.

Risk Factors

The risks associated with Triller’s business and operations are described in the Proxy Statement in the section entitled “Risk Factors— Risks Relating to Triller’s Business and Operations” beginning on page 69 and the risks associated with the business and operations of AGBA are described in the Proxy Statement in the section entitled “Risk Factors— Risks Relating to AGBA’s Business and Operations” beginning on page 46, each of which are incorporated herein by reference.

Financial Information

Unaudited Financial Statements

The unaudited financial statements of Triller as of and for the six months ended June 30, 2024 and 2023 and the related notes thereto will be filed by an amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

Audited Financial Statements

The audited financial statements of Triller as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are included in the Proxy Statement beginning on page F-88 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of AGBA and Triller as of June 30, 2024 and for the six months ended June 30, 2024 and the year ended December 31, 2023 and the related notes thereto will be filed by an amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion & Analysis of Financial Condition and Results of Operations of Triller for the years ended December 31, 2023 and 2022 are included in the Proxy Statement beginning on page 240 and are incorporated herein by reference.

Management’s Discussion & Analysis of Financial Condition and Results of Operations of Triller for the six months ended June 30, 2024 and 2023 will be filed by an amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

Properties

The information set forth in the section of the Proxy Statement entitled “Description of Triller’s Business —Facilities” on page 233 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of Triller Group Common Stock, shares of Triller Group Series A-1 Preferred Stock and shares of Triller Group Series B Preferred Stock as of December 15, 2024 by:

●	each person or group of affiliated persons, who is known by the Company to be the beneficial owner of more than 5% of Triller Group Common Stock;

●	each of the Company’s directors;

●	each of the Company’s named executive officers; and

●	all of the Company’s current directors and executive officers as a group.

The calculations in the table below are based on a total of 154,992,185 shares of Triller Group Common Stock, 11,801,804 shares of Triller Group Series A-1 Preferred Stock and 30,851 Triller Group Series B Preferred Stock, outstanding as of October 15, 2024, after giving effect to the Reverse Share Split that was effected on October 15, 2024 and the Merger, subject to the final consolidation by DTCC. Each share of Triller Group Common Stock and each share of Triller Group Series A-1 Preferred Stock entitles the holder to one vote and each share of Triller Group Series B Preferred Stock entitles the holder to 10,000 votes, on any matter on which action of the stockholders of Triller Group is sought.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to such shares. Shares of Triller Group Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of October 15, 2024 are considered outstanding and beneficially owned by the person holding the warrants and options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of Triller Group Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as disclosed otherwise, the business address for each of the following entities or individuals is c/o Triller Group Inc., 7119 West Sunset Boulevard, Suite 782, Los Angeles, CA 90046.

	Common Stock		Series A-1 Preferred Stock		Series B Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	%	Number of Shares Beneficially Owned	%	Number of Shares Beneficially Owned	%	Percentage of Voting Power
Greater than 5% stockholders:
TAG Holdings Limited (1)	26,868,938	17.3%	-		-		5.7%
Eagle Legacy Limited (2)	4,028,840	2.6%	-		-		*
Oceana Glory Limited (3)	4,028,840	2.6%	-		-		*
Tsai Ming Hsing, Richard (4)	1,572,696	1.0%	11,801,804	100%	-		2.8%
Green Nature Limited (5)	-		-		30,851	100%	64.9%
Ryan Kavanaugh (6)	9,253,130	6.0%			-		2.0%
Named Executive Officers and Directors:
Robert E. Diamond, Jr. (7)	1,214,144	*	-		-		*
Ng Wing Fai (8)	2,882,615	1.9%	-		-		*
Shu Pei Huang, Desmond (9)	529,684	*	-		-		*
Bobby Sarnevesht (10)	11,724,329	7.6%	-		-		2.5%
Mark Carbeck	-		-		-		-
James McCann	-		-		-		-
Brian Chan	8,714	*	-		-		*
Thomas Ng	77,460	*	-		-		-
Felix Yun Pun Wong	19,265	*	-		-		*
All current executive officers and directors as a group (9 persons)	16,456,211	10.6%	-		-		3.5%

*	Less than 1%

(1)	TAG Holdings Limited (“TAG”) has undertaken not to make any such distribution to its ultimate beneficial shareholders. Nothing in this undertaking, however, shall prevent TAG, subject to compliance with applicable law, from pledging or encumbering its Triller Group Common Stock or selling or otherwise disposing of any or all of the Triller Group Common Stock to any other person or persons for value consideration. TAG’s mailing address is AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong.

(2)	Eagle Legacy Limited is an ultimate beneficial shareholder of TAG. Shares held by Eagle Legacy Limited are beneficially owned and controlled by Mr. Tsai Ming Hsing, Richard. The Tsai family is the lead shareholder of the Fubon Group of Taiwan, a leading conglomerate with diverse businesses including Asia-wide banking operations, insurance business, multimedia technology and telecommunications.

(3)	Oceana Glory Limited is an ultimate beneficial shareholder of TAG. Shares held by Oceana Glory Limited are beneficially owned and controlled by Mr. Tsai Ming Hsing, Richard. The Tsai family is the lead shareholder of the Fubon Group of Taiwan, a leading conglomerate with diverse businesses including Asia-wide banking operations, insurance business, multimedia technology and telecommunications.

(4)	1,572,696 shares of Triller Group Common Stock are held by Total Formation Inc. 11,801,804 shares of Triller Group Series A-1 Preferred Stock are convertible into 11,801,804 shares of Triller Group Common Stock. The 11,801,804 shares of Triller Group Series A-1 Preferred Stock are held as follows: 8,109,015 shares held by Total Formation Inc., 2,584,952 shares held by Castle Lion Investments Limited, and 1,107,837 shares held by Fubon Financial Holding Venture Capital Co. Mr. Tsai Ming Hsing, Richard controls Total Formation Inc., Castle Lion Investments Limited and Fubon Financial Holding Venture Capital Co.

(5)	Green Nature Limited (“GNL”) is a British Virgin Islands company. Each share of Triller Group Series B Preferred Stock is entitled to 10,000 votes. GNL has voting power over such securities but disclaims any pecuniary interest therein. GNL has agreed to vote all such shares in favor of Mr. Sarnevesht as a director of Triller Group at all Triller Group stockholder meetings held through and including December 31, 2025. Mr. Tsai Ming Hsing, Richard controls GNL and may be deemed a beneficial owner of such securities with voting and dispositive control over such securities. Mr. Tsai disclaims any beneficial ownership of such securities (including voting and dispositive control over such securities).

(6)	Consists of 3,497,635 shares of Triller Group Common Stock owned of record by Ms. Peterson in her capacity as trustee of the R. Kavanaugh trust, 2,035,395 shares of Triller Group Common Stock owned of record by Share Loan Holding Vehicle LLC, and 3,720,100 shares of Triller Group Common Stock owned of record by Proxima Media LLC. Ms. Kristine Peterson, as the trustee of the aforementioned trust and managing member of the aforementioned limited liability companies, may be deemed to exercise investment control over such shares. Ms. Peterson disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(7)	The 1,214,144 shares of Triller Group Common Stock are held by Atlas Merchant Capital LLC, and Mr. Diamond is the Chief Executive Officer and majority owner of Atlas Merchant Capital LLC.

(8)	Consists of (i) 2,495,405 shares of Triller Group Common Stock and (ii) 387,210 shares of Triller Group Common Stock underlying 774,420 Triller Group Warrants excisable within 60 days.

(9)	Consists of (i) 513,774 shares of Triller Group Common Stock and (ii) 15,910 shares of Triller Group Common Stock underlying 38,210 Triller Group Warrants excisable within 60 days.

(10)	Mr. Sarnevesht is the trustee of BAS Living Trust and therefore may be deemed to exercise investment control over such shares. Julia Hashemieh, the mother of Bobby Sarnevesht, is the trustee of the AS Trust and therefore may be deemed to exercise control over such shares.

Information about Directors and Executive Officers

The information set forth in the section of the Proxy Statement entitled “Delaware Parent’s Directors and Executive Officers After The Merger” beginning on page 256 is incorporated herein by reference.

Director Compensation

The compensation of the directors of Triller prior to the Closing is set forth in the Proxy Statement in the section entitled “Directors, Executive Officers and Executive Compensation of Triller—Director Compensation” beginning on page 253 and is incorporated herein by reference. The compensation of the directors of the Company following the Closing is set forth in the Proxy Statement in the section entitled “Delaware Parent’s Directors and Executive Officers After The Merger” on page 256 and is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of Triller prior to the Closing is set forth in the Proxy Statement in the section entitled “Directors, Executive Officers and Executive Compensation of Triller—Director Compensation” beginning on page 253 and is incorporated herein by reference.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Equity Incentive Plan” is incorporated herein by reference.

The information set forth in the section of the Proxy Statement entitled “Delaware Parent’s Directors and Executive Officers After The Merger — Remuneration Committee” beginning on page 259 is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” beginning on page 272 is incorporated herein by reference.

Director Independence

The Board has determined that Mr. Brian Chan, Mr. Thomas Ng, Mr. Felix Yun Pun Wong and Mr. James McCann, each of whom is a current member of the Board, qualify as “independent directors” as defined by the Nasdaq Listing Rules.

Legal Proceedings

The information set forth in the section of the Proxy Statement entitled “Description of Triller’s Business —Legal Proceedings” on page 233 and in the section entitled “Description of AGBA’s Business—Legal Proceedings” on page 183 is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

AGBA Ordinary Shares were historically listed on The Nasdaq Capital Market of the Nasdaq Stock Market under the symbol “AGBA.” On October 16, 2024, shares of Triller Group Common Stock were listed on The Nasdaq Capital Market of the Nasdaq Stock Market under the symbol “ILLR.”

As of the Closing Date and following the completion of the Merger and after giving effect to the Reverse Share Split effected on October 15, 2024, the Company had approximately 154,992,185 shares of Triller Group Common Stock issued and outstanding, subject to the final consolidation by DTCC, held of record by approximately 425 holders.  The number of holders of record does not include a great number of “street name” holders or beneficial holders whose shares of Triller Group Common Stock are held of record by banks, brokers and other financial institutions.

The information set forth in the section of the Proxy Statement entitled “Market Price and Dividend Information—Dividends” on page 39 is incorporated herein by reference.

Description of Registrant’s Securities

The information set forth in the section of the Proxy Statement entitled “Description of AGBA’s and Delaware Parent’s Securities” beginning on page 261 and in the section entitled “Proposal 3: The Domestication Proposal–Comparison of Shareholder Rights under Applicable Corporate Law Before and After Domestication” beginning on page 144 is incorporated herein by reference.

Financial Information and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

Immediately upon the effectiveness of the Closing, Triller Group has issued the following securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof:

(a)	83,468,631 shares of Triller Group Common Stock to Triller stockholders;

(b)	24,206,246 shares of Triller Group Common Stock to Triller Group Inc. as escrow agent;

(c)	an aggregate of 11,801,804 shares of Triller Group Series A-1 Preferred Stock to Total Formation Inc., Castle Lion Investments Limited and Fubon Financial Holding Venture Capital Co. Ltd.; and

(d)	30,851 shares of Triller Group Series B Preferred Stock to Green Nature Limited, a British Virgin Islands company that is affiliated with the Company’s majority shareholder.

The information set forth under the Explanatory Note regarding the issuance of securities by Triller Group pursuant to the Merger Agreement is incorporated by reference into this Item 3.02. Triller Group issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

Reverse Share Split

The Company effected the Reverse Share Split of AGBA Ordinary Shares at a ratio of 1 new-for-4 old AGBA Ordinary Shares. As a result of the Reverse Share Split, the number of AGBA Ordinary Shares decreased from 189,269,200 to approximately 47,317,308, subject to the final consolidation by DTCC. AGBA Ordinary Shares began trading on a post-Reverse Share Split basis as Triller Group Common Stock on October 16, 2024 under a new CUSIP number, 895970101.

Completion of Domestication and Change of Corporate Name

On October 15, 2024, the Company completed the Domestication by (i) with respect to the British Virgin Islands, filing a Notice of Continuation Out of the Virgin Islands together with supporting documents with the British Virgin Islands Registrar of Corporate Affairs (the “Registrar”) under section 184 of the BVI Companies Act and receiving a Certificate of Discontinuance from the Registrar in relation to the Domestication pursuant to section 184 of the BVI Companies Act and (ii) with respect to Delaware, filing a Certificate of Domestication under Section 388 of the Delaware General Corporation Law (the “DGCL”) along with a Certificate of Incorporation under Section 103 of the DGCL, upon which the Company has become a Delaware corporation as of October 15, 2024.

In connection with the Domestication, the Company has also changed its corporate name to “Triller Group Inc.”

The rights of the holders of Triller Group Common Stock are now governed by Triller Group’s Certificate of Incorporation, By-laws and the DGCL. A copy of Triller Group’s Certificate of Incorporation and By-laws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03. The sections of Proxy Statement filed as Exhibit 99.1 to AGBA’s current report on Form 6-K furnished with the SEC on September 5, 2024, entitled “Proposal 3: The Domestication Proposal” and “Description of AGBA’s and Delaware Parent’s Securities” are hereby incorporated by reference into this Item 3.03.

Upon the effectiveness of the Domestication, (i) each then issued and outstanding AGBA Ordinary Share has converted into one share of Triller Group Common Stock; and (ii) Triller Group now has two new classes of shares, namely, the Series A Preferred Stock and the Series B Preferred Stock. The Triller Group Common Stock, the Series A Preferred Stock and the Series B Preferred Stock are the only classes of common equity authorized by Triller Group as of the date of the Domestication.

Following the Domestication, Triller Group Common Stock began trading on the Nasdaq Capital Market under the new ticker symbol “ILLR” on October 16, 2024.

Warrants

The exercise prices for, and the shares underlying, all previously outstanding public warrants (“AGBA Public Warrants”) and private warrants (“AGBA Private Warrants,” together with AGBA Public Warrants, “AGBA Warrants”) issued by AGBA were adjusted in accordance with the terms of such warrant instruments to reflect the previously announced and implemented 1 to 1.9365 forward share split and the Reverse Share Split. An equitable adjustment with a combined ratio of 0.5:1 applied to the number of AGBA Ordinary Shares issuable on the exercise of each AGBA Warrants and the warrant price. Upon the Closing, all warrants issued by AGBA and Triller were assigned to and assumed by Triller Group (“Triller Group Warrants”). Accordingly, as of the close of business on October 15, 2024, each AGBA Public Warrant became one Triller Group Warrant which entitles the holder thereof to purchase 0.25 shares of Triller Group Common Stock at an adjusted exercise price of $23.00 per whole share (provided, however, warrants are not exercisable for fractional shares, only whole shares; thereby a warrant holder would need to hold four warrants to yield one share). Each AGBA Private Warrant became one Triller Group Warrant which entitles the holder thereof to purchase 0.5 shares of Triller Group Common Stock at an adjusted exercise price of two times of the original exercise price per whole share (provided, however, warrants are not exercisable for fractional shares, only whole shares; thereby a warrant holder would need to hold two warrants to yield one share). AGBA Public Warrants started trading on a post-adjustment basis as Triller Group Warrants on October 16, 2024 under the new ticker symbol “ILLRW” and a new CUSIP number 895970119.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Introductory Note” regarding the Merger, the information set forth in Item 2.01 of this Current Report on Form 8-K in the section entitled “Security Ownership of Certain Beneficial Owners and Management” regarding the Board and executive officers following the Merger and the information set forth in Item 5.02 of this Current Report on Form 8-K regarding the Board and executive officers following the Merger is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Equity Incentive Plan” is incorporated herein by reference.

Appointment of Directors and Certain Officers

On October 15, 2024, the Board appointed Kevin McGurn as the Chief Executive Officer of the Company, effective as of November 18, 2024.

Immediately following the Closing of the Merger, the officers and members of the Board of Triller Group are as follows:

Name	Age	Position
Robert E. Diamond, Jr.	72	Chairman and Director
Ng Wing Fai	56	Chief Executive Officer and Director
Shu Pei Huang, Desmond	50	Acting Chief Financial Officer
Bobby Sarnevesht	49	Vice Chairman and Director
Mark Carbeck	51	Triller’s Chief Financial Officer
James McCann	73	Independent Director
Brian Chan	57	Independent Director (1)(2)(3)
Thomas Ng	68	Independent Director (1)(2)(3)
Felix Yun Pun Wong	58	Independent Director (1)(2)(3)

Note:

(1)	Member of the Audit Committee

(2)	Member of the Remuneration Committee

(3)	Member of the Nomination Committee

Reference is also made to the disclosure described in the Proxy Statement as Exhibit 99.1 to AGBA’s current report on Form 6-K furnished with the SEC on September 5, 2024, beginning on page 256 in the section titled “Delaware Parent’s Directors And Executive Officers After The Merger” for biographical information about each of the directors and officers following the Closing, which is incorporated herein by reference, except Mr. Kevin McGurn, whose bio is below.

Kevin McGurn, age 51. Mr. McGurn, a 25 year veteran of the entertainment, media, music and advertising industries, will join as Chief Executive Officer in November, 2024.  Most recently he was T-Mobile’s VP of Sales, Marketing and Distribution based in New York. He joined T-Mobile from Vevo, where he was President of Sales and Distribution from 2017 to 2023 leading the expansion of the Universal Music and Sony Music Entertainment joint venture into a global music television network. Previous to Vevo, Mr. McGurn served as Head of Sales at Fullscreen and Otter Media Companies building revenue businesses throughout the creator economy. As Senior Vice President of Sales at Hulu from 2007 to 2013, Mr. McGurn led the revenue growth and team build for the Disney, Fox and ABC joint venture streamer. His impressive career also includes senior positions at Shazam, NBC Universal and DoubleClick. Mr. McGurn graduated from Ohio Wesleyan University in 1998 with a BA in History and was a two-time NCAA all-America pick in the sport of lacrosse.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Certificate of Incorporation and Bylaws

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On October 14 2024, the Company issued a press release announcing the Reverse Share Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 8.01.

On October 15, 2024, the Company issued a press release announcing the Closing of the Merger, as well as other information related thereto. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference to this Item 8.01.

On October 21, 2024, the Company issued a press release announcing the updates to the officers and members of the Company, as well as other information related thereto. A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Merger Agreement dated August 30, 2024 by, among others, AGBA Group Holding Limited and Triller Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by AGBA on September 3, 2024)
2.2*	Amendment No. 1 to Amended and Restated Merger Agreement
3.1	Certificate of Domestication of AGBA Group Holding Limited
3.2	Certificate of Incorporation of Triller Group Inc.
3.3	Bylaws of Triller Group Inc.
10.1	Triller Group Inc. 2024 Equity Incentive Plan
99.1	Press release dated October 14, 2024
99.2	Press release dated October 15, 2024
99.3	Press release dated October 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain terms have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Registrant hereby undertakes to furnish copies of any of the terms upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: October 21, 2024